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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-33576) of Global MAINTECH Corporation of our report dated May 15, 1999 relating to the financial statements of Breece Hill Technologies, Inc., which appears in Amendment No. 2 on Form 8-K/A of Global MAINTECH Corporation dated April 14, 1999.


                                       /s/ PricewaterhouseCoopers LLP

Broomfield, Colorado
August 5, 1999